Segment Information	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
Segment Information

4. Segment Information

The Company has one reportable segment, private aviation services, managed on a consolidated basis by the Chief Executive Officer, who is the Company's CODM. The private aviation services segment provides charters, aircraft partnerships, jet club memberships, fractional ownership shares, MRO, and aircraft management services. The Company derives revenue primarily in North America and manages the business activities on a consolidated basis.

The accounting policies of the segment are the same as those described in the summary of significant accounting policies. The CODM assesses performance and decides how to allocate resources based on net loss that is also reported on the income statement as consolidated net loss. The measure of segment assets is reported on the balance sheet as consolidated total assets.

The CODM allocates resources and evaluates performance based on net loss, which is the Company’s measure of segment profit or loss. The CODM considers budget to actual and year-over-year variances for net loss when making decisions about how to utilize the Company’s resources. The components of segment profit or loss were as follows:

	Year Ended December 31,
	2025	2024
Total Revenue	$375,877	$327,274
Less:
Cost of revenue	319,625	290,212
Selling, general and administrative	82,586	91,337
Depreciation and amortization	23,587	25,709
(Gain) loss on aircraft sales and aircraft held for sale	(2,688)	2,795
Other (1)	19,844	18,675
Income tax expense	37	41
Net Loss	$(67,114)	$(101,495)

(1)
Includes all items within other income (expense) on the consolidated statements of operations and comprehensive loss.

No single customer accounted for 10% or more of consolidated revenue for the years ended December 31, 2025 and 2024.